EXECUTION VERSION

PARTNERSHIP PLEDGE AGREEMENT

This PARTNERSHIP PLEDGE AGREEMENT, dated as of January 1, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”), is made by GTE COLOMBIA HOLDINGS LLC, a limited liability company organized under the laws of the State of Delaware (Registered No. 4635693) (the “LLC”), and ARGOSY ENERGY, LLC, a limited liability company organized under the laws of the State of Delaware (f/k/a Argosy Energy Corp., a Delaware corporation) (Registered No. 3234977) (the “Guarantor”), and each other Person that may from time to time hereafter become a party hereto pursuant to Section 10(k) (the LLC, the Guarantor and each such other person individually, a “Pledgor” and, collectively, the  “Pledgors”), in favor of STANDARD BANK PLC, in its capacity as administrative agent under the Credit Agreement (as hereinafter defined) acting for and on behalf of the Secured Parties (in such capacity, the “Pledgee”).

WITNESSETH:

WHEREAS, each Pledgor is now the direct and beneficial owner of the issued and outstanding partnership interests of GRAN TIERRA ENERGY COLOMBIA, LTD. (formerly Argosy Energy International), a limited partnership organized under the laws of the State of Utah (Registered No. 2110646-0180) (the “Issuer”), and in such percentages, listed in Exhibit A hereto and made a part hereof;

WHEREAS, pursuant to that certain Credit Agreement, dated as of February 22, 2007  (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Gran Tierra Energy Inc. (the “Borrower”), the Guarantor, the Issuer, the banks from time to time party thereto (the “Banks”) and the Pledgee, the Pledgee and the Banks have entered into financing arrangements pursuant to which the Banks may make loans and provide other financial accommodations to the Borrower;

WHEREAS, in order to induce the Banks to make loans and provide other financial accommodations pursuant to the Credit Agreement, and to induce the Designated Hedge Counterparty to enter into the Designated Hedging Agreement and for other good and valuable consideration (the sufficiency of which each Pledgor hereby acknowledges), each Pledgor has agreed to secure the prompt payment in full when due of the Obligations by executing and delivering to the Pledgee this Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees as follows:

1.           DEFINITIONS; RULES OF INTERPRETATION

(a)           Definition of Terms Used Herein.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.  In addition:

(i)           “Issuer” has the meaning set forth in the recitals hereto.

(ii)           “Obligations” means all amounts from time to time owing to the Secured Parties by the Obligors under the Credit Agreement, including Section 6 thereof, this Agreement and any of the other Loan Documents to which any Obligor is a party, in each case strictly in accordance with the terms hereof and thereof.

(iii)           “Partnership Agreement” means that certain Fourth Amended and Restated Limited Partnership Agreement of the Issuer, dated January 1, 2009, as amended, supplemented, amended and restated or otherwise modified from time to time.

(iv)           “Pledged Interests” means all of the partnership interests in the Issuer indicated in Exhibit A hereto.

(v)           “Pledged Property” has the meaning set forth in Section 2(a) hereto.

(vi)           “UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

2.           GRANT OF SECURITY INTEREST

(a)           As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, each Pledgor hereby assigns and pledges to the Pledgee, and grants to the Pledgee for itself and the benefit of the Secured Parties, a security interest in and Lien upon the following (collectively, the “Pledged Property”):

(i)           its Pledged Interests and all certificates (if any) at any time representing or evidencing such Pledged Interests;

(ii)           all of its present and future right to receive payment of money or other distributions arising out of or in connection with the Pledged Interests;

(iii)           all of its right, title and interest in, to and under the Partnership Agreement, including, without limitation, all of its right, title and interest as a partner to participate in the operation or management of the Issuer;

(iv)            all proceeds of and to any of the property of such Pledgor described above, including, without limitation, all causes of action, claims and warranties now or hereafter held by such Pledgor in respect of any of the items listed above; and

(v)           such Pledgor’s books and records with respect to any of the foregoing.

(b)           This Agreement is executed only as security for the Obligations and, therefore, the execution and delivery of this Agreement shall not subject the Pledgee or any Secured Party to, or transfer or pass to the Pledgee or any Secured Party, or in any way affect or modify, the duties, obligations and liabilities of the Pledgors under the Partnership Agreement or any related agreement, document or instrument or otherwise.  In no event shall the acceptance of this Agreement by the Pledgee or the Secured Parties or the exercise by the Pledgee or any Secured Party of any rights hereunder or assigned hereby, constitute an assumption of any duty, liability or obligation of any Pledgor to, under or in connection with the Partnership Agreement or any related agreements, documents or instruments or otherwise.

3.           OBLIGATIONS SECURED

The Lien and other interests granted to the Pledgee for itself and the benefit of the Secured Parties, pursuant to this Agreement shall secure the prompt performance and payment in full of any and all of the Obligations.

4.           REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor hereby represents, warrants and covenants with and to the Pledgee and the Secured Parties the following as of the date hereof (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

(a)           The Pledged Interests are duly authorized and validly existing and constitute such Pledgor’s entire interest in the Issuer as of the date hereof and such Pledgor is the registered owner of such Pledged Interests.

(b)           The Pledgors are the holders of one hundred (100%) percent of the ownership interests in, and are the only partners of, the Issuer.

(c)           The Pledged Property pledged by such Pledgor hereunder is directly, legally and beneficially owned by such Pledgor free and clear of all claims and Liens of any kind, nature or description, other than those created pursuant to this Agreement in favor of the Pledgee (for itself and for the benefit of the Secured Parties) and other than Permitted Liens.

(d)           The Pledged Property pledged by such Pledgor hereunder is not subject to any restriction relative to the transfer thereof (other than applicable law) and the Pledgor has the right to transfer the Pledged Property free and clear of any Lien other than Permitted Liens.

(e)           The Pledged Property pledged by such Pledgor hereunder is duly and validly pledged to the Pledgee, no consent or approval of any governmental or regulatory authority or of any securities exchange or the like, nor any consent or approval of any other third party, was or is necessary to the validity and enforceability of this Agreement, except as expressly set forth herein (other than applicable securities laws which will apply in connection with an exercise of remedies hereunder).

(f)           If such Pledgor shall become entitled to receive or acquire, or shall receive any partnership interest certificate, or option or right with respect to the Pledged Interests (including without limitation, any certificate representing a distribution or exchange of or in connection with reclassification of the Pledged Interests) whether as an addition to, in substitution of, or in exchange for any of the Pledged Property or otherwise, such Pledgor agrees to accept the same as the Pledgee’s agent, to hold the same in trust for the Pledgee and to deliver the same forthwith to the Pledgee or the Pledgee’s agent or bailee in the form received, with the endorsement(s) of such Pledgor where necessary and/or appropriate powers and/or assignments duly executed to be held by the Pledgee or the Pledgee’s agent or bailee subject to the terms hereof, as further security for the Obligations.

(g)           The Pledged Interests pledged by such Pledgor hereunder are not and shall not at any time hereafter be investment property or otherwise subject to Article 8 of the UCC except as the Pledgee may otherwise expressly agree in writing.  As of the date hereof, there are no certificates or other written instruments evidencing or representing the Pledged Interests.

(h)           Such Pledgor shall keep full and accurate books and records relating to the Pledged Property pledged by such Pledgor hereunder and stamp or otherwise mark such books and records in such manner as the Pledgee may in good faith require in order to reflect the security interests granted by this Agreement.

(i)           Such Pledgor shall not, without the prior consent of the Pledgee, directly or indirectly, sell, assign, transfer, or otherwise dispose of, or grant any option with respect to the Pledged Property, nor shall such Pledgor create, incur or permit any further Lien with respect to the Pledged Property other than as permitted in the Credit Agreement.

(j)           So long as no Event of Default has occurred and is continuing, each Pledgor shall have the right to exercise all partnership rights with respect to the Pledged Property, except as expressly prohibited herein or in the other Loan Documents, and to receive any distributions payable in respect of the Pledged Property (but subject to terms of the Credit Agreement with respect thereto).

(k)           Such Pledgor has delivered to the Pledgee a true, correct and complete copy of the Partnership Agreement.

(l)           Other than as permitted in the Credit Agreement, the Pledgors shall not permit the Issuer, directly or indirectly, to (i) issue, sell, grant, assign, transfer or otherwise dispose of, any additional partnership interests of the Issuer or any option or warrant with respect to, or other right or security convertible into, any additional partnership interests, now or hereafter authorized, unless all such additional partnership interests, options, warrants, rights or other such securities are made and shall remain part of the Pledged Property subject to the pledge and security interest granted herein, (ii) take any action to withdraw the authority of or to limit or restrict the authority of the Issuer’s general partner to deal and contract with the Pledgee and to bind and obligate the Issuer, or (iii) pay any interim distribution in cash or other assets to any member or partner, except as permitted in the Credit Agreement.

(m)           Such Pledgor shall promptly notify the Pledgee in writing of the occurrence of any event specified in the Partnership Agreement or the certificate of formation of the Issuer that could reasonably be expected to result in the Issuer’s dissolution or liquidation.

(n)           Such Pledgor shall not, and shall not permit the Issuer, directly or indirectly, to, amend, modify or supplement any of the provisions of the Partnership Agreement or the certificate of formation of the Issuer without the prior written consent of the Pledgee if any such amendment, modification or supplement could reasonably be expected to affect any rights of the Pledgee or any Secured Party hereunder or under any of the other Loan Documents.

(o)           In accordance with the Partnership Agreement, each Pledgor hereby acknowledges and agrees that the Pledgee or any of its successors and assigns (or any designee of the Pledgee), shall, at the Pledgee’s option upon written notice to such Pledgor of the Pledgee’s intent to be admitted itself (or to have any such successor, assignee or designee admitted) as a partner of the Issuer at any time an Event of Default exists or has occurred and is continuing, be admitted as a partner of the Issuer without any further approval of the Pledgors and without compliance by the Pledgee or any other person with any of the conditions or other requirements of the Partnership Agreement and without conferring upon any partner thereof any option (whether under the Partnership Agreement or otherwise) to acquire the partnership interests so transferred to the Pledgee, its successors or assigns, or its designees.  Each Pledgor agrees to take such other action and execute such further documents as the Pledgee may reasonably request from time to time in order to give effect to the foregoing provisions of this section.

(p)           Such Pledgor shall furnish, or cause to be furnished, to the Pledgee such information concerning the Issuer and the Pledged Property as the Pledgee may from time to time reasonably request.

(q)           [Intentionally Omitted]

(r)           Such Pledgor shall not change its name or its jurisdiction of organization from that existing as of the date of this Agreement, except upon 15 Business Days’ prior written notice to the Pledgee and delivery to the Pledgee of copies of all filed additional financing statements, and other documents (in each case, properly executed) reasonably requested by the Pledgee to maintain the validity, perfection and priority of the security interests provided for herein.

(s)           Such Pledgor waives to the extent permissible by applicable law, its rights under Section 9-207 of the UCC.  Each Pledgor agrees that the Pledged Property, other collateral, or any other guarantor or endorser may be released, substituted or added with respect to the Obligations, in whole or in part, without releasing or otherwise affecting the liability of such Pledgor, the pledge and security interests granted hereunder, or this Agreement.  The Pledgee, for and on behalf of itself and the Secured Parties, is entitled to all of the benefits of a secured party set forth in Section 9-207 of the UCC.

5.           [Intentionally Omitted]

6.           NO ASSUMPTION OF LIABILITIES

(a)           Nothing herein shall be construed to make the Pledgee or any Secured Party liable as a partner of the Issuer and the Pledgee or any Secured Party by virtue of this Agreement or otherwise shall not have any of the duties, obligations or liabilities of a partner of the Issuer.  The parties hereto expressly agree that this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee or any Secured Party and any Pledgor and/or the Issuer.

(b)           By accepting this Agreement, the Pledgee and the Secured Parties do not intend to become a partner of the Issuer or otherwise be deemed to be a partner or co-venturer with respect to any Pledgor or the Issuer either before or after an Event of Default shall have occurred.  The Pledgee and the Secured Parties shall have only those powers set forth herein and shall assume none of the duties, obligations or liabilities of any Pledgor or of a partner of the Issuer.  Neither the Pledgee nor any Secured Party shall be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(c)           The acceptance by the Pledgee and the Secured Parties of this Agreement, with all of the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any Secured Party to appear in or defend any action or proceeding relating to the Pledged Property to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expense or perform or discharge any obligation, duty or liability hereunder or otherwise with respect to the Pledged Property.

7.           RIGHTS AND REMEDIES

At any time after an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of the Pledgee and the Secured Parties, whether provided under this Agreement, the Credit Agreement, the other Loan Documents, applicable law or otherwise, the Pledgee shall have the following rights and remedies which may be exercised without notice to, or consent by, any Pledgor except as such notice or consent is expressly provided for hereunder or such notices which such Pledgor may not waive in accordance with applicable law:

(a)           The Pledgee, at its option, shall be empowered to exercise its continuing right to instruct the Issuer in writing (or the appropriate transfer agent of the Pledged Interests) to register any or all of the Pledged Interests in the name of the Pledgee or in the name of the Pledgee’s nominee (including, without limitation, any Secured Party) and the Pledgee may complete, in any manner the Pledgee may deem expedient, any assignments or other documents heretofore or hereafter executed in blank by the Secured Parties and delivered to the Pledgee.  After said written instruction, and without further notice, the Pledgee shall have the exclusive right to exercise all voting and partnership rights with respect to the Pledged Property, and exercise any and all rights of conversion, redemption, exchange, subscription or any other rights, privileges, or options pertaining to the Pledged Property as if the Pledgee were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Property upon any merger, consolidation, reorganization, recapitalization or other readjustment with respect thereto.  Upon the exercise of any such rights, privileges or options by the Pledgee, the Pledgee shall have the right to deposit and deliver any and all of the Pledged Property to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the Pledgee may determine, all without liability, except to account for property actually received by the Pledgee.  However, the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options (all of which are exercisable in the sole discretion of the Pledgee) and shall not be responsible for any failure to do so or delay in doing so.

(b)           The Pledgee may, in its good faith discretion (i) collect, foreclose, receive, appropriate, setoff and realize upon any and all Pledged Property, (ii) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Pledged Property (including entering into contracts with respect thereto, public or private sales at any exchange, broker’s board, at any office of the Pledgee or elsewhere) at such prices or terms as the Pledgee may deem reasonable, for cash, upon credit or for future delivery, with the Pledgee having the right to purchase the whole or any part of the Pledged Property at any such public sale, all of the foregoing being free from any right or equity of redemption of any Pledgor, which right or equity of redemption is hereby expressly waived and released by each Pledgor (to the extent permitted by applicable law).  If notice of disposition of Pledged Property is required by law, ten (10) days prior notice by the Pledgee to any Pledgor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Pledged Property is to be made, shall be deemed to be reasonable notice thereof and any other notice.  The Pledgee shall apply the cash proceeds of Pledged Property actually received by the Pledgee from any sale, lease, foreclosure or other disposition of the Pledged Property to payment of the Obligations then due, in whole or in part and in accordance with the terms of Section 10 of the Credit Agreement, and thereafter may hold such proceeds as cash collateral for the Obligations not then due.  Each Pledgor shall remain liable to the Pledgee and the Secured Parties for the payment of any deficiency with interest at the highest rate provided for in the Credit Agreement and agrees to indemnify the Pledgee and the Secured Parties from all costs and expenses of collection or enforcement incurred in good faith by each of them or on their behalf, including reasonable attorneys’ fees and expenses, as provided in the Credit Agreement.

(c)           Each Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or part of the Pledged Property by reason of certain prohibitions contained in the Securities Act of 1933, as amended, as now or hereafter in effect or in applicable Blue Sky or other state securities law, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Property for their own account for investment and not with a view to the distribution or resale thereof.  If at the time of any sale of the Pledged Property or any part thereof, the same shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933 (or other applicable state securities law), as then in effect, the Pledgee in its sole and absolute discretion is authorized to sell such Pledged Property or such part thereof by private sale in such manner and under such circumstances as the Pledgee or its counsel may deem necessary or advisable in order that such sale may legally be effected without registration.  Each Pledgor agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Pledged Property were sold at public sale, and that the Pledgee has no obligation to delay the sale of any such Pledged Property for the period of time necessary to permit the Issuer, even if the Issuer would agree, to register such Pledged Property for public sale under such applicable securities laws.  Each Pledgor agrees that any private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(d)           All of the rights and remedies of the Pledgee and the Secured Parties, including, but not limited to, the foregoing and those otherwise arising under this Agreement, the Credit Agreement and the other Loan Documents, the instruments comprising the Pledged Property, applicable law or otherwise, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Pledgee may deem expedient.  No failure or delay on the part of the Pledgee or any Secured Party in exercising any of its options, powers or rights or partial or single exercise thereof, shall constitute a waiver of such option, power or right.

8.           JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

(a)           The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between any Pledgor and the Pledgee or any Secured Party, whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

(b)           Each Pledgor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York, sitting in the Borough of Manhattan, The City of New York and the United States District Court for the Southern District of New York, whichever the Pledgee may elect, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Loan Documents or in any way connected with or related or incidental to the dealings of any Pledgor and the Pledgee or any Secured Party in respect of this Agreement or any of the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that the Pledgee and the Secured Parties shall have the right to bring any action or proceeding against any Pledgor or its property in the courts of any other jurisdiction that the Pledgee deems necessary or appropriate in order to realize on any collateral at any time granted by the Borrower or any Pledgor to the Pledgee or any Secured Party or to otherwise enforce its rights against any Pledgor or its property).

(c)           Each Pledgor hereby irrevocably designates, appoints and empowers CT Corporation as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process which may be served in any action or proceeding.  If for any reason CT Corporation shall cease to be available to act as such, each Pledgor agrees to designate a new designee, appointee and agent on the terms and for the purposes of this provision satisfactory to the Pledgee.  Each Pledgor hereby irrevocably consents to the service of process out of any of the courts mentioned in Section 8(b) above in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid to such Pledgor at its respective address set forth on the signature pages hereof.

(d)           EACH PLEDGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  EACH PLEDGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PLEDGOR, ANY SECURED PARTY OR THE PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF PLEDGORS TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)           Neither the Pledgee nor any Secured Party shall have any liability to any Pledgor (whether in tort, contract, equity or otherwise) for losses suffered by such Pledgor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless with respect to the Pledgee or any Secured Party, as applicable, it is determined by a final and non-appealable judgment or court order binding on the Pledgee or such Secured Party, as applicable, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct or bad faith of the Pledgee or the relevant Secured Party, as applicable.  In any such litigation, the Pledgee and the Secured Parties shall be entitled to the benefit of the rebuttable presumption that they acted in good faith and with the exercise of ordinary care in the performance by them of the terms of the Credit Agreement and the other Loan Documents.  Each Pledgor: (i) certifies that neither the Pledgee nor any Secured Party nor any representative, agent or attorney acting for or on behalf of the Pledgee or any Secured Party has represented, expressly or otherwise, that the Pledgee and the Secured Parties would not, in the event of litigation, seek to enforce any of the waivers or other agreements for their benefit provided for in this Agreement or any of the other Loan Documents and (ii) acknowledges that in entering into this Agreement and the other Loan Documents, the Pledgee and the Secured Parties are relying upon, among other things, the waivers and certifications set forth in this Section 8(e) and elsewhere herein and therein.

9.           RELEASE OF COLLATERAL

(a)           Upon termination of the Commitments and payment and satisfaction in full (in cash or other immediately available funds) of all Loans and all other Obligations and, in respect of contingent Letter of Credit Liabilities, after cash collateral has been deposited with respect thereto or after such Letter of Credit Liabilities have been fully guaranteed by Export Development Canada (EDC) on terms in form and substance acceptable to the Majority Banks in accordance with the terms and conditions of the Credit Agreement, the Pledged Property shall be released from the Lien created hereby and this Agreement and all obligations of the Pledgee and the Pledgors hereunder shall terminate, all without delivery of any instrument or performance of any act by any Person, and all rights to the Pledged Property shall revert to the Pledgors.  At the request of the Pledgors following any such termination, the Pledgee shall deliver to Pledgors any Pledged Property held by the Pledgee hereunder and execute and deliver to Pledgors such documents as Pledgors shall reasonably request to evidence such termination.

(b)           If the Pledgee, pursuant to the terms of the Credit Agreement or any other Loan Documents, shall release any Lien upon any Pledged Property, such Pledged Property shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in the Credit Agreement or such other Loan Document.  In connection therewith, the Pledgee, at the request and of Pledgors, shall execute and deliver to Pledgors all releases or other documents, including, without limitation, UCC amendment or termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Pledged Property.

10.           MISCELLANEOUS

(a)           Each Pledgor authorizes the Pledgee to file or record UCC financing statements with respect to the Pledged Property of such Pledgor with or without the signature of such Pledgor, in such form and in such offices as the Pledgee reasonably determines appropriate to perfect the security interests of the Pledgee under this Agreement; provided that nothing herein shall relieve such Pledgor from its obligation to file or record any UCC financing or continuation statement with respect to its Pledged Property.

(b)           Each Pledgor agrees that at any time and from time to time upon the written request of the Pledgee, such Pledgor shall execute and deliver such further documents, in form satisfactory to the Pledgee’s counsel, and will take or cause to be taken such further acts as the Pledgee may request in order to effect the purposes of this Agreement and perfect or continue the perfection of the security interest in the Pledged Property granted to the Pledgee hereunder.

(c)           Beyond the exercise of reasonable care to assure the safe custody of the Pledged Property (whether such custody is exercised by the Pledgee, or the Pledgee’s nominee, agent or bailee) the Pledgee or the Pledgee’s nominee agent or bailee shall have no duty or liability to protect or preserve any rights pertaining thereto and shall be relieved of all responsibility for the Pledged Property upon surrendering it to Pledgors or foreclosure with respect thereto.

(d)           All notices, requests and other communications provided for herein (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made by fax or other writing and faxed, mailed or delivered to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof.

(e)           All references to the plural herein shall also mean the singular and to the singular shall also mean the plural.  All references to any Pledgor, the Pledgee, any Secured Party and the Issuer pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof,” “herein,” “hereunder,” “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(f)           This Agreement shall be binding upon each Pledgor and its respective successors and assigns and shall inure to the benefit of and be enforceable by the Pledgee and the Secured Parties and their respective successors, endorsees, transferees and assigns, except that no Pledgor may assign its rights under this Agreement without the prior written consent of the Pledgee and the Secured Parties.  Any such purported assignment without such express prior written consent shall be void.  The liquidation, dissolution or termination of any Pledgor shall not terminate this Pledge as to such entity or as to any of the other Pledgors. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Borrower, the Pledgors, the Pledgee and the Secured Parties with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement.

(g)           If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

(h)           This Agreement, any supplements hereto, and any instruments or documents delivered or to be delivered in connection herewith, represents the entire agreement and understanding of the parties hereto concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.  In the event of any inconsistency between the terms of this Agreement and any exhibit hereto, the terms of this Agreement shall govern.

(i)           Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of the Pledgee.  The Pledgee shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of the Pledgee.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by the Pledgee of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy that the Pledgee would otherwise have on any future occasion, whether similar in kind or otherwise.

(j)           This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or electronic delivery shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.  Any party delivering an executed counterpart of this Agreement by telefacsimile or electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

(k)           Each Pledgor agrees that, if pursuant to Section 9.16 of the Credit Agreement, it shall be required to cause a Subsidiary that is not a pledgor to become a pledgor hereunder, or if for any reason the Borrower desires any such Subsidiary to become a pledgor hereunder, such Subsidiary shall execute and deliver to the Pledgee a Pledge Agreement Supplement in substantially the form of Exhibit B (a “Pledge Supplement”) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a pledgor party hereto as if originally named as a pledgor herein.  The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

PLEDGORS

GTE COLOMBIA HOLDINGS LLC

By: Gran Tierra Energy Cayman Islands II Inc., the General Manager and the Manager of Series 1, Series 2 and Series 3 of GTE Colombia Holdings LLC

By:	/s/ Martin Eden
Name:	Martin Eden
Title:	Chief Financial Officer

By: Gran Tierra Energy Inc., the Manager of Series 4, Series 5, Series 6, Series 7, Series 8 and Series 9 of GTE Colombia Holdings LLC

By:	/s/ Martin Eden
Name:	Martin Eden
Title:	Chief Financial Officer

Address for Notices:

c/o Gran Tierra Energy Inc.
300, 611-10th Avenue SW
Calgary, Alberta
Canada T2R 0B2
Attention:	Chief Financial Officer
Tel:	+1 (403) 265 3221
Fax:	+1 (403) 265 3242
Email:	martineden@grantierra.com

Partnership Pledge Agreement

PLEDGORS

ARGOSY ENERGY, LLC
(f/k/a Argosy Energy Corp.)

By: Gran Tierra Energy Cayman Islands II, Inc., its General Manager

By:	/s/ Martin Eden
Name:	Martin Eden
Title:	Chief Financial Officer

Address for Notices:

c/o Gran Tierra Energy Inc.
300, 611-10th Avenue SW
Calgary, Alberta
Canada T2R 0B2
Attention:	Chief Financial Officer
Tel:	+1 (403) 265 3221
Fax:	+1 (403) 265 3242
Email:	martineden@grantierra.com

Partnership Pledge Agreement

PLEDGEE

STANDARD BANK PLC, as Administrative Agent for the Secured Parties

By:	/s/ Martin Revoredo
Name: Martin Revoredo
Title: Senior Vice President

By:	/s/ Roderick L. Fraser
Name: Roderick L. Fraser
Title: Managing Director, Global Head of Energy Finance

Address for Notices:

5th Floor, Cannon Bridge House
25 Dowgate Hill
London EC4R 2SB
Attention:	Howard Baldock
Tel:	+44 (0) 20 7815 2701
Fax:	+44 (0) 20 7815 4032
Email:	howard.baldock@standardbank.com and
london-loansadmin@standardbank.com

With a copy to:

320 Park Avenue, 19th floor
New York, NY 10022
United States of America
Attention:	Maria Ivulic
Tel:	+1 (212) 407 5164
Fax:	+1 (212) 407 5178
Email:	maria.ivulic@standardny.com

Partnership Pledge Agreement

EXHIBIT A
TO
PLEDGE AGREEMENT

Issuer	Percentage of Outstanding Interests Owned	Pledgor
Gran Tierra Energy Colombia, Ltd.	99.2857% (Limited Partner)	GTE Colombia Holdings LLC
Gran Tierra Energy Colombia, Ltd.	0.7143% (General Partner)	Argosy Energy, LLC (f/k/a Argosy Energy Corp.)

A-1

EXHIBIT B
TO
PARTNERSHIP PLEDGE AGREEMENT

FORM OF
PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated as of  __________, _____ (this “Supplement”), supplements the Partnership Pledge Agreement, dated as of January 1, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Pledge Agreement”), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 10(k) thereof (each, individually, a “Pledgor” and, collectively, the “Pledgors”), in favor of the Pledgee and the Secured Parties in respect of partnership interests in GRAN TIERRA ENERGY COLOMBIA, LTD. (formerly Argosy Energy International), a limited partnership organized under the laws of the State of Utah (Registered No. 2110646-0180).

WITNESSETH:

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement;

WHEREAS, the Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement;

WHEREAS, pursuant to the provisions of Section 10(k) of the Pledge Agreement, the undersigned is becoming a pledgor under the Pledge Agreement; and

WHEREAS, the undersigned desires to become a pledgor under the Pledge Agreement in order to induce the Banks to continue to make Loans and provide other financial accommodations under the Credit Agreement and to induce the Designated Hedge Counterparty to continue to provide financial accommodations under the Designated Hedging Agreement as consideration therefor;

NOW, THEREFORE, the undersigned agrees, for the benefit of the Pledgee and the Secured Parties, as follows:

SECTION 1.  In accordance with the Pledge Agreement, the undersigned by its signature below becomes a pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a pledgor and the undersigned hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a pledgor thereunder and (b) represents and warrants that the representations and warranties set forth in Section 4 of the Pledge Agreement are true and correct with respect to the undersigned on and as of the date hereof, except as otherwise disclosed to the Pledgee.   In furtherance of the foregoing, each reference to a “Pledgor” in the Pledge Agreement shall be deemed to include the undersigned.

SECTION 2.  The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

SECTION 3.  Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

SECTION 4.  In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

SECTION 5.  Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Pledge Agreement), the undersigned agrees to reimburse the Pledgee and each Secured Party for its reasonable out-of-pocket expenses in connection with this Supplement, including attorneys’ fees and expenses of the Pledgee and the Secured Parties.

SECTION 6.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS SUPPLEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN ANY PLEDGOR AND PLEDGEE OR ANY SECURED PARTY, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

SECTION 7.  WITHOUT LIMITING THE EFFECT OF SECTION 8 OF THE PLEDGE AGREEMENT, THE UNDERSIGNED HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK, SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WHICHEVER PLEDGEE MAY ELECT, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY PLEDGOR AND PLEDGEE OR ANY SECURED PARTY IN RESPECT OF THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, AND AGREES THAT ANY DISPUTE WITH RESPECT TO ANY SUCH MATTERS SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE (EXCEPT THAT PLEDGEE AND THE SECURED PARTIES SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PLEDGOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE PLEDGEE DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON ANY COLLATERAL AT ANY TIME GRANTED BY THE BORROWER OR ANY PLEDGOR TO PLEDGEE OR ANY SECURED PARTY OR TO OTHERWISE ENFORCE ITS RIGHTS AGAINST ANY PLEDGOR OR ITS PROPERTY).  THE UNDERSIGNED HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING.  IF FOR ANY REASON CT CORPORATION SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE UNDERSIGNED AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE PLEDGEE.  THE UNDERSIGNED HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS, OR, AT PLEDGEE’S OPTION, BY SERVICE UPON ANY PLEDGOR IN ANY OTHER MANNER PROVIDED UNDER THE RULES OF ANY SUCH COURTS. WITHIN SIXTY (60) DAYS AFTER SUCH SERVICE, ANY PLEDGOR SO SERVED SHALL APPEAR IN ANSWER TO SUCH PROCESS, FAILING WHICH SUCH PLEDGOR SHALL BE DEEMED IN DEFAULT AND JUDGMENT MAY BE ENTERED BY THE PLEDGEE AGAINST SUCH PLEDGOR FOR THE AMOUNT OF THE CLAIM AND OTHER RELIEF REQUESTED.

SECTION 8.  WITHOUT LIMITING THE EFFECT OF SECTION 8 OF THE PLEDGE AGREEMENT, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS SUPPLEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR THERETO IN RESPECT OF THIS SUPPLEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PLEDGOR, ANY SECURED PARTY OR PLEDGEE MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

SECTION 9.  This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

SECTION 10.  This Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Supplement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Supplement.  Any party delivering an executed counterpart of this Supplement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Supplement.

IN WITNESS WHEREOF, the parties hereto have caused this Supplement to the Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

[NAME OF ADDITIONAL PLEDGOR]

By:
Name:
Title:

Address:

ACCEPTED BY:

STANDARD BANK PLC
for the benefit of the Secured Parties

By:
Name:
Title: